                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Soliciting Material Under Rule
[ ]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials

                      MUNICIPAL ADVANTAGE FUND INC. ("MAF")

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                (Name of Registrants as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)  Title of each class of securities to which transaction applies:
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2)   Aggregate number of securities to which transaction applies:
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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount previously paid:

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2)   Form, Schedule or Registration Statement No.:
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3)   Filing Party:
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4)   Date Filed:
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                         MUNICIPAL ADVANTAGE FUND INC.

                          1345 Avenue of the Americas
                           New York, New York 10105

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                               January 19, 2005

To the Stockholders:

     The Annual Meeting of Stockholders (the "Annual Meeting") of Municipal
Advantage Fund Inc. (the "Fund") will be held at 1345 Avenue of the Americas,
New York, New York on the 49th floor, on Wednesday, February 23, 2005, at 9:00
a.m., for the purposes of considering and voting upon:

     1. To elect Directors of the Fund, each to hold office for the term indicated and until their successors shall have been elected and qualified; and

     2. To transact such other business as may properly come before the Annual
        Meeting or any adjournments of postponements thereof.

     The Board of Directors has fixed the close of business on January 12, 2005 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof.
The enclosed proxy is being solicited on behalf of the Board of Directors.

                                           By Order of the Board of Directors,

                                           /s/ Thomas J. Fuccillo

                                           Thomas J. Fuccillo
                                           Secretary

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 TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE
 VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT AND RETURN IT
 PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS
 MAY BE.
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                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1.  INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2.  JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3.  OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.
         For example:

                                  REGISTRATION

CORPORATE ACCOUNTS                                            VALID SIGNATURE

 (1)        ABC Corp. . ...................................   ABC Corp. (by John Doe, Treasurer)

 (2)        ABC Corp. .....................................   John Doe, Treasurer

 (3)        ABC Corp. c/o John Doe, Treasurer .............   John Doe

 (4)        ABC Corp. Profit Sharing Plan .................   John Doe, Trustee

TRUST ACCOUNTS

 (1)        ABC Trust .....................................   Jane B. Doe, Trustee

 (2)        Jane B. Doe, Trustee u/t/d/ 12/28/78 ..........   Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS

 (1)        John B. Smith, Cust.                              John B. Smith
            f/b/o John B. Smith, Jr. UGMA .................

 (2)        John B. Smith .................................   John B. Smith, Jr., Executor

                         MUNICIPAL ADVANTAGE FUND INC.
                          1345 Avenue of the Americas
                            New York, New York 10105

                            -------------------------
                                PROXY STATEMENT
                           -------------------------

     This proxy statement is furnished in connection with a solicitation by the
Board of Directors of Municipal Advantage Fund Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Annual
Meeting") to be held at 1345 Avenue of the Americas, New York, New York on the
49th floor, on Wednesday, February 23, 2005, at 9:00 a.m. (and at any
adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     The Notice of Annual Meeting of Stockholders (the "Notice"), this Proxy
Statement and the enclosed Proxy Card are first being sent to Stockholders on or about January 19, 2005.

     Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the
Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the Election of the Directors. The Board of
Directors has fixed the close of business on January 12, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 7,257,093 shares of Common Stock outstanding and
1,100 shares of Preferred Stock outstanding.

     In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR, in favor of a proposed adjournment or AGAINST, against a proposed adjournment, any such proposal at their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the
Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund entitled to vote at the Annual Meeting.

     The principal executive offices of the Fund are located at 1345 Avenue of the Americas, New York, New York 10105. PA Fund Management LLC ("PAFM" or the
"Investment Manager") is the Fund's investment manager. PAFM retains its affiliate, OpCap Advisors LLC ("OpCap" or the "Investment Adviser"), to serve as the Fund's investment adviser. Additional information regarding PAFM and
OpCap may be found under the section "Additional Information -- Investment
Manager and Investment Adviser".

                             SUMMARY OF PROPOSALS

   PROPOSAL                               CLASS OF STOCKHOLDER SOLICITED
   --------                               ------------------------------
                                        COMMON SHARES     PREFERRED SHARES
1. Election of Directors:             ----------------   -----------------
   Election of Paul Belica                   x                   x
   Election of David C. Flattum             N/A                  x

                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes (each a "Class"): Class I, the term of which will expire at the Fund's 2007 annual meeting of stockholders; Class II, the term of which will expire at the Meeting; and Class III, the term of which will expire at the Fund's 2006 annual meeting of stockholders. Currently, Paul Belica and
David C. Flattum are the Class II Directors of the Fund. In September 2004, a
vacancy on the Board was created following the resignation of Stephen J.
Treadway. Mr. Flattum was appointed as a Director of the Fund to fill such vacancy. In accordance with the Fund's Charter, Mr. Flattum was designated as a
Class II Director to serve until the Meeting, at which time his initial term will expire. The Charter provides that any Director elected to fill a vacancy that has arisen since the preceding annual meeting of stockholders shall hold office for a term which coincides with that Class of Directors to which such office has been appointed, and until his successor shall be elected and shall qualify. Because the terms of Messrs. Belica and Flattum will expire at the
Meeting, the Nominating Committee has recommended to the Board that Messrs.
Belica and Flattum be nominated for re-election as Class II Directors at the
Meeting. The Charter provides that the nominees shall hold office for terms coinciding with the Class of Directors to which they have been designated.
Therefore, if elected at the Meeting, Messrs. Belica and Flattum will serve a term consistent with that of the Class II Directors, which expires at the
Fund's 2008 annual meeting.

TRUSTEE                 CLASS         EXPIRATION OF TERM IF ELECTED
---------------------   ----------   ------------------------------

   Paul Belica          Class II     2008 Annual Meeting
   David C. Flattum     Class II     2008 Annual Meeting

     Under this classified Board structure, only Directors in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of the Directors and, thus, promotes the continuity of management.

     The persons named in the accompanying form of proxy intend to vote at the
Annual Meeting (unless directed not to vote) FOR the election of the nominees listed on the following page. The nominees have indicated that they will serve if elected, but if a nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with his/her judgment.

THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMEND THAT THE
STOCKHOLDERS VOTE FOR THE NOMINEES FOR ELECTION OF DIRECTORS.

     The following table provides information concerning the Directors/Nominees of the Fund:

                                                                                                      NUMBER OF
                                                                                                    PORTFOLIOS IN
                                                                                                        FUND           OTHER
                       POSITION(S)      TERM OF                                                        COMPLEX     DIRECTORSHIPS
NAME,                      HELD       OFFICE AND                                                     OVERSEEN BY      HELD BY
ADDRESS*,                WITH THE      LENGTH OF               PRINCIPAL OCCUPATION(S)                DIRECTOR/      DIRECTOR/
AND AGE                    FUND      TIME SERVED+              DURING THE PAST 5 YEARS                 NOMINEE        NOMINEE
--------------------- ------------- -------------- ----------------------------------------------- -------------- --------------

INDEPENDENT DIRECTORS/NOMINEES**
Paul Belica           Director      Since 2003     Trustee, Fixed Income SHares, PIMCO                   20       None.
 Age: 83                                           Municipal Income Fund, PIMCO California
                                                   Municipal Income Fund, PIMCO New York
 (Class II)                                        Municipal Income Fund, PIMCO Corporate
                                                   Income Fund, PIMCO Municipal Income Fund
                                                   II, PIMCO California Municipal Income Fund II,
                                                   PIMCO New York Municipal Income Fund II,
                                                   PIMCO Municipal Income Fund III, PIMCO
                                                   California Municipal Income Fund III, PIMCO
                                                   New York Municipal Income Fund III, PIMCO
                                                   Corporate Opportunity Fund,
                                                   Nicholas-Applegate Convertible & Income
                                                   Fund, PIMCO High Income Fund,
                                                   Nicholas-Applegate Convertible & Income
                                                   Fund II and PIMCO Floating Rate Income
                                                   Fund; Director, Municipal Advantage Fund Inc.
                                                   Formerly, Director, Student Loan Finance
                                                   Corp., Education Loans, Inc., Goal Funding,
                                                   Inc., Goal Funding II, Inc. and Surety Loan
                                                   Fund, Inc.; senior executive and member of
                                                   the Board of Smith Barney, Harris Upham &
                                                   Co., and the CEO of five State of New York
                                                   agencies.

Robert E. Connor***   Director,     Since 2000     Trustee, Fixed Income SHares, PIMCO                   21       None.
 Age: 70              Chairman                     Municipal Income Fund, PIMCO California
                                                   Municipal Income Fund, PIMCO New York
 (Class I)                                         Municipal Income Fund, PIMCO Corporate
                                                   Income Fund, PIMCO Municipal Income Fund
                                                   II, PIMCO California Municipal Income Fund II,
                                                   PIMCO New York Municipal Income Fund II,
                                                   PIMCO Municipal Income Fund III, PIMCO
                                                   California Municipal Income Fund III, PIMCO
                                                   New York Municipal Income Fund III, PIMCO
                                                   Corporate Opportunity Fund,
                                                   Nicholas-Applegate Convertible & Income
                                                   Fund, Nicholas-Applegate Convertible &
                                                   Income Fund II, PIMCO High Income Fund,
                                                   PIMCO Floating Rate Income Fund and
                                                   PIMCO Floating Rate Strategy Fund; Director,
                                                   Municipal Advantage Fund Inc; Corporate
                                                   Affairs Consultant. Formerly, Senior Vice
                                                   President, Corporate Office, Salomon Smith
                                                   Barney Inc.

Wendy W. Luers        Director      Since 2001     Founder and President, The Foundation for a           1        None.
 Age: 63                                           Civil Society, New York, Prague, Bratislava (a
                                                   non profit foundation which sponsors various
 (Class I)                                         organizations and programs in the Czech and
                                                   Slovak Republics).

                                                                                                  NUMBER OF
                                                                                                PORTFOLIOS IN
                                                                                                    FUND           OTHER
                     POSITION(S)      TERM OF                                                      COMPLEX     DIRECTORSHIPS
NAME,                    HELD       OFFICE AND                                                   OVERSEEN BY      HELD BY
ADDRESS*,              WITH THE      LENGTH OF              PRINCIPAL OCCUPATION(S)               DIRECTOR/      DIRECTOR/
AND AGE                  FUND      TIME SERVED+             DURING THE PAST 5 YEARS                NOMINEE        NOMINEE
------------------- ------------- -------------- --------------------------------------------- -------------- --------------

Raymond D. Horton   Director      Since 1994     Professor, Columbia University Graduate             1        None.
 Age: 64                                         School of Business; Formerly, President,
                                                 Citizens Budget Commission, Inc.
 (Class III)                                     ( 1986-1998).

INTERESTED DIRECTOR/NOMINEE**
David C. Flattum+   Director      Since 2004     Managing Director, Chief Operating Officer,         53       None.
 Age: 40                                         General Counsel and member of the
                                                 Management Board, Allianz Global Investors
 (Class II)                                      of America L.P. ("AGI"); Member of
                                                 Management Board, PA Fund Management
                                                 LLC; Trustee, PIMCO Funds: Multi-Manager
                                                 Series, PIMCO Municipal Income Fund,
                                                 PIMCO California Municipal Income Fund,
                                                 PIMCO New York Municipal Income Fund,
                                                 PIMCO Corporate Income Fund, PIMCO
                                                 Municipal Income Fund II, PIMCO California
                                                 Municipal Income Fund II, PIMCO New York
                                                 Municipal Income Fund II, PIMCO Municipal
                                                 Income Fund III, PIMCO California Municipal
                                                 Income Fund III, PIMCO New York Municipal
                                                 Income Fund III, PIMCO Corporate
                                                 Opportunity Fund, Nicholas-Applegate
                                                 Convertible & Income Fund, PIMCO High
                                                 Income Fund and PIMCO Floating Rate
                                                 Income Fund; Director, Municipal Advantage
                                                 Fund Inc. Formerly, Head of Corporate
                                                 Functions, AGI; Partner, Latham & Watkins
                                                 LLP (1998-2001).

----------
+     At each subsequent annual meeting of stockholders, each Director shall be elected for a term expiring at the time of the third succeeding annual meeting of stockholders subsequent to his election or until his successor shall have been elected and shall have qualified, or until his death, or until he shall have resigned or have been removed as provided in the
      Fund's By-Laws, or as otherwise provided by statute or the Fund's
      Charter.

*     The business address of the persons listed above is c/o PA Fund
      Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

**    "Independent Directors/Nominees" are those Directors or nominees who are not "interested persons," as defined in the Investment Company Act of
      1940, as amended (the "1940 Act"), of the Fund. "Interested
      Directors/Nominees" are those who are "interested persons" of the Fund.

***   In addition to the positions noted, Mr. Connor previously provided consulting services, as an independent contractor, to Smith Barney, an affiliate of Citigroup Inc., the parent company of Citigroup Global
      Markets Inc.

+     Mr. Flattum is an "interested person" of the Fund due to his affiliation with AGI and the Investment Manager. In addition to Mr. Flattum's positions with affiliated persons of the Fund set forth in the table above, he holds the following positions with affiliated persons: Director of PIMCO Global Advisors (Resources) Limited; Managing Director, Allianz
      Global Investors U.S. Equities LLC, Allianz Hedge Fund Partners Holding
      L.P., Allianz Pac-Life Partners LLC, PA Holdings LLC, Director and Chief
      Executive Officer, Oppenheimer Group, Inc.

     The following table states the dollar range of equity securities beneficially owned as of December 31, 2004 by the Directors/Nominees of the
Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the Directors/Nominees in the "family of investment companies" including the Fund.

                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                               SECURITIES IN ALL REGISTERED INVESTMENT
                                    DOLLAR RANGE OF EQUITY        COMPANIES OVERSEEN BY DIRECTOR IN
        NAME OF DIRECTOR            SECURITIES IN THE FUND         FAMILY OF INVESTMENT COMPANIES
--------------------------------   ------------------------   ----------------------------------------

INDEPENDENT DIRECTORS/NOMINEES
Paul Belica                                  None.                         Over $100,000.
Robert E. Connor                             None.                             None.
Raymond D. Horton                            None.                             None.
Wendy W. Luers                               None.                             None.

INTERESTED DIRECTOR/NOMINEE
David C. Flattum                             None.                         Over $100,000.

----------
     As of December 31, 2004, Directors who are Independent Directors and their immediately family members did not own securities of the Investment Manager of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the
Investment Manager of the Fund.

     At December 31, 2004, Directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. No person owned of record, or to the knowledge of management owned beneficially, more than 5% of the Fund's outstanding shares at that date.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to Directors by the Fund as well as by the various other U.S.
registered investment companies advised by the Investment Manager during the past fiscal year. The following table provides information concerning the approximate compensation paid during the fiscal year ended October 31, 2004 to each Director of the Fund. Please note that the Fund does not provide any pension or retirement benefits to Directors. No compensation was paid during the fiscal year ended October 31, 2004 by the Fund to Mr. Flattum, who was a
Director of the Fund for a portion of the period and an "interested person" as defined in the 1940 Act because of his relationship with the Investment
Manager.

                                                                    TOTAL COMPENSATION FROM THE FUND
                        AGGREGATE COMPENSATION FROM FUND FOR          AND THE FUND COMPLEX FOR THE
 NAME OF DIRECTOR*     THE FISCAL YEAR ENDED OCTOBER 31, 2004     FISCAL YEAR ENDED OCTOBER 31, 2004**
-------------------   ----------------------------------------   -------------------------------------

Paul Belica                            $9,283                                   $140,480
Robert E. Connor                       $9,700                                   $150,486
Raymond D. Horton                      $9,700                                   $  9,700
Wendy W. Luers                         $9,700                                   $  9,700

----------
*     Mr. Flattum does not receive compensation for his service as a Director of the Fund.

**    In addition to the Fund, during the fiscal year ended October 31, 2004,
      Mr. Connor and Mr. Belica served as Trustees of one open-end investment company (consisting of four separate investment portfolios) advised by the Investment Manager and several investment companies advised by the
      Investment Manager. These investment companies are considered to be in the same "Fund Complex" as the Fund.

     The Fund has no employees. Its officers are compensated by the Investment
Manager, Investment Adviser or one of their affiliates.

BOARD COMMITTEES AND MEETINGS

     AUDIT OVERSIGHT COMMITTEE. The Fund's Audit Oversight Committee (the
"Audit Committee") is composed entirely of Directors who are not "interested persons" of the Fund, the Investment Manager, Investment Adviser or its
affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, Messrs.
Belica, Connor, Horton and Ms. Luers are members of the Audit Committee. The
Audit Committee convened twice during the fiscal year ended October 31, 2004.
The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent registered public accounting firm, to review with the independent registered public accounting firm the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent registered public accounting firm might want to make in that connection. The Board has determined that Mr. Belica will serve as the "audit committee financial expert", as defined in Section 401(h) of Regulation S-K. The Fund has adopted a written charter for the Audit Committee. A report of the Audit Committee, dated
December 14, 2004, is attached to this proxy statement as Exhibit A.

     The Audit Committee has received written disclosures and the letter required by Independence Standards Board No. 1 from PricewaterhouseCoopers LLP
("PwC"), the Fund's independent registered public accounting firm, and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on
Auditing Standards No. 61. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended
October 31, 2004.

     NOMINATING COMMITTEE. The Fund has a Nominating Committee, which is composed solely of Independent Directors, consisting of Messrs. Belica, Connor,
Horton and Ms. Luers. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee has adopted a charter, which is posted on the Fund's website, www.pimcoadvisors.com/ closedendfunds/literature.

     Qualifications for Director Nominees. The Nominating Committee requires that Director candidates have a college degree or equivalent business experience. The Nominating Committee may take into account factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition. Additionally, it is the
Board's policy that Directors on the Board may not serve in a similar capacity on the board of a registered investment company

which is not sponsored or advised by the Fund's investment adviser or its affiliates. In identifying potential nominees, the Nominating Committee may consider candidates recommended by one or more of the following sources: (i)
the Fund's current Directors, (ii) the Fund's officers, (iii) the Fund's stockholders and (iv) any other source the Nominating Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the Fund's expense to identity potential candidates.

     Consideration of Candidates Recommended by Stockholders. The Nominating
Committee will review and consider nominees recommended by stockholders to serve as Director, provided (i) any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, (ii) the recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the meeting at which the nominee would be elected, and (iii) the recommendation must include (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended (the "candidate"), (B) the class or series and number of all shares of the Fund of record or beneficially owned by the candidate, (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item
401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
14A) under the Securities Exchange Act of 1934, as amended (the "Exchange
Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and
Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending stockholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the
Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii)
the recommending stockholder's name as it appears on the Fund's books; (iv) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending stockholder; and (v) a description of all arrangements or understandings between the recommending stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending stockholder. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

     The Nominating Committee has full discretion to reject nominees recommended by Stockholders, and there is no assurance that any such person so recommended and considered by the Nominating Committee will be nominated for election to the Board.

     VALUATION COMMITTEE. The Fund has a Valuation Committee, which is composed entirely of Independent Directors, consisting of Messrs. Belica, Connor and
Horton and Ms. Luers. The

Fund's Board has delegated to the Committee the responsibility to determine or cause to be determined the fair value of the Fund's portfolio securities and other assets when market quotations are not readily available. The Valuation
Committee reviews and approves procedures for the valuation of Fund portfolio securities and periodically information from the Investment Manager and the
Investment Adviser regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and make related recommendations to the full Board and assist the Board in resolving particular valuation matters.

     MEETINGS. During the fiscal year ended October 31, 2004, the Board of
Directors held four regular meetings and three special meetings. The Audit
Committee met in separate session twice and the Nominating Committee met in separate session once. Each director attended at least 75% of the meetings of the Board and the meetings of the committees on which such Director served during the fiscal year ended October 31, 2004, except Mr. Flattum, who was not elected to the Board until September 2004.

     STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS. The Fund has
adopted procedures by which Fund stockholders may send communications to the
Board of Directors. Stockholders may mail written communications to the Board to the attention of the Board of Directors, c/o Brian Shlissel, Fund President,
PA Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.
Stockholder communications must (i) be in writing and be signed by the stockholder and (ii) identify the class and number of shares held by the stockholder. The President of the Fund is responsible for reviewing properly submitted stockholder communications. The President shall either (i) provide a copy of each properly submitted stockholder communication to the Board at its next regularly scheduled board meeting or (ii) if the President determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The President may, in good faith, determine that a stockholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, stockholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature. These Procedures shall not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee's or agent's capacity as a stockholder of the Fund, or (iii)
any stockholder proposal submitted pursuant to Rule 14a-8 under the Exchange
Act, as amended, or any communication made in connection with such a proposal.
The Fund's Directors are not required to attend the Fund's annual stockholder meetings or to otherwise make themselves available to stockholders for communications, other than by the aforementioned procedures.

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 30(h) of
the 1940 Act and Section 16(a) of the Exchange Act require the Fund's Directors and officers, investment advisers, affiliated persons of the investment advisers and persons who own more than 10% of a registered class of the Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the
Securities and Exchange Commission (the "SEC") and the New York Stock Exchange.
These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on a review of these forms furnished to the Fund,

the Fund believes that the Fund's Directors and officers, investment advisers and affiliated persons of the investment advisers have complied with all applicable Section 16(a) filing requirements during the fiscal year ended
October 31, 2004. To the knowledge of management of the Fund, no Stockholder beneficially owns more than 10% of a registered class of the Fund's equity securities.

REQUIRED VOTE

     The election of Paul Belica as a Director requires the affirmative vote of the holders of a plurality of the shares of the Common Stock and Preferred
Stock of the Fund, voting together as a single class, present or represented by proxy at the Annual Meeting with a quorum present. The election of David C.
Flattum as a Director requires the affirmative vote of the holders of a plurality of the Preferred Stock of the Fund, voting as a separate class, present or represented by proxy at the Annual Meeting with a quorum present.
For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

EXECUTIVE AND OTHER OFFICERS OF THE FUND

     The table below provides certain investment information concerning the executive officers of the Fund. Officers hold office at the pleasure of the
Fund's Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Fund who are principals, officers, members or employees of PAFM or OpCap are not compensated by the Fund. Unless otherwise noted, the address of all officers is
c/o PA Fund Management LLC, 1345 Avenue of the Americas, New York, New York
10105. The current executive officers of the Fund are:

                         POSITION (S)      TERM OF OFFICE
   NAME, ADDRESS          HELD WITH        AND LENGTH OF
      AND AGE               FUND+           TIME SERVED       PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
-------------------   -----------------   ---------------   ---------------------------------------------------

Brian S. Shlissel     President &         Since 2002        Executive Vice President and Chief Administrative
 Age: 40              Chief Executive                       Officer, PA Fund Management LLC; Trustee and
                      Officer                               President, PIMCO Advisors VIT; President and Chief
                                                            Executive Officer, PIMCO Municipal Income Fund,
                      Treasurer           2000-2002         PIMCO Municipal Income Fund II, PIMCO Municipal
                                                            Income Fund III, PIMCO California Municipal Income
                                                            Fund, PIMCO California Municipal Income Fund II,
                                                            PIMCO California Municipal Income Fund III, PIMCO
                                                            New York Municipal Income Fund, PIMCO New York
                                                            Municipal Income Fund II, PIMCO New York Municipal
                                                            Income Fund III, PIMCO Corporate Income Fund,
                                                            PIMCO Corporate Opportunity Fund,
                                                            Nicholas-Applegate Convertible & Income Fund,
                                                            PIMCO High Income Fund, Nicholas-Applegate
                                                            Convertible & Income Fund II, PIMCO Floating Rate
                                                            Income Fund, PIMCO Floating Rate Strategy Fund
                                                            and Fixed Income SHares.

Matthew Greenwald     Executive Vice      Since 1997        Senior Vice President of Oppenheimer Capital LLC;
 Age: 50              President                             Vice President, PIMCO Advisors VIT.

                            POSITION (S)      TERM OF OFFICE
     NAME, ADDRESS            HELD WITH        AND LENGTH OF
        AND AGE                 FUND+           TIME SERVED         PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
-----------------------   ----------------   ----------------   -------------------------------------------------------

Newton B. Schott, Jr.     Executive Vice     Since 2002         Managing Director, Chief Administrative Officer,
 2187 Atlantic Street     President                             Secretary and General Counsel, PA Distributors LLC;
 Stamford, CT 06902                                             Managing Director, Chief Legal Officer and Secretary,
 Age: 63                  President          2001-2002          PA Fund Management LLC; Vice President and
                                                                Secretary, PIMCO Funds: Multi-Manager Series; Vice
                                                                President, PIMCO Municipal Income Fund, PIMCO
                                                                Municipal Income Fund II, PIMCO Municipal Income
                                                                Fund III, PIMCO California Municipal Income Fund,
                                                                PIMCO California Municipal Income Fund II, PIMCO
                                                                California Municipal Income Fund III, PIMCO New York
                                                                Municipal Income Fund, PIMCO New York Municipal
                                                                Income Fund II, PIMCO New York Municipal Income
                                                                Fund III, PIMCO Corporate Income Fund, PIMCO
                                                                Corporate Opportunity Fund, Nicholas-Applegate
                                                                Convertible & Income Fund, PIMCO High Income
                                                                Fund, Nicholas-Applegate Convertible & Income Fund
                                                                II, PIMCO Floating Rate Income Fund, PIMCO
                                                                Floating Rate Strategy Fund and Fixed Income
                                                                SHares.

Lawrence G.               Treasurer          Since 2002         Senior Vice President, PA Fund Management LLC;
 Altadonna                                                      Treasurer, PIMCO Municipal Income Fund, PIMCO
 Age: 38                                                        Municipal Income Fund II, PIMCO Municipal Income
                                                                Fund III, PIMCO California Municipal Income Fund,
                                                                PIMCO California Municipal Income Fund II, PIMCO
                                                                California Municipal Income Fund III, PIMCO New York
                                                                Municipal Income Fund, PIMCO New York Municipal
                                                                Income Fund II, PIMCO New York Municipal Income
                                                                Fund III, PIMCO Corporate Income Fund, PIMCO
                                                                Corporate Opportunity Fund, Nicholas-Applegate
                                                                Convertible & Income Fund, PIMCO High Income
                                                                Fund, Nicholas-Applegate Convertible & Income Fund
                                                                II, PIMCO Floating Rate Income Fund, PIMCO
                                                                Floating Rate Strategy Fund, Fixed Income SHares
                                                                and PIMCO Advisors VIT. Formerly, Director of Fund
                                                                Administration, Prudential Investments (1990-2000).

Youse Guia                Chief              Since 2004         Senior Vice President, Group Compliance Manager,
 888 San Clemente         Compliance                            Allianz Global Investors of America L.P. (since 2004).
 Drive                    Officer                               Chief Compliance Officer, PIMCO Funds:
 Newport Beach, CA                                              Multi-Manager Series, PIMCO Municipal Income Fund,
 92660                                                          PIMCO California Municipal Income Fund, PIMCO
 Age: 32                                                        New York Municipal Income Fund, PIMCO Municipal
                                                                Income Fund II, PIMCO California Municipal Income
                                                                Fund II, PIMCO New York Municipal Income Fund II,
                                                                PIMCO Municipal Income Fund III, PIMCO California
                                                                Municipal Income Fund III, PIMCO New York Municipal
                                                                Income Fund III, PIMCO Corporate Income Fund,
                                                                PIMCO Corporate Opportunity Fund,
                                                                Nicholas-Applegate Convertible & Income Fund,
                                                                PIMCO High Income Fund, Nicholas-Applegate
                                                                Convertible & Income Fund II, PIMCO Floating Rate
                                                                Income Fund, PIMCO Floating Rate Strategy Fund,
                                                                Fixed Income SHares and PIMCO Advisors VIT.
                                                                Formerly, Vice President, Group Compliance Manager,
                                                                Allianz Global Investors of America L.P. (since 2002);
                                                                Audit Manager PricewaterhouseCoopers LLP
                                                                (1996-2002).

                                       10

                        POSITION (S)    TERM OF OFFICE
    NAME, ADDRESS        HELD WITH       AND LENGTH OF
       AND AGE             FUND+          TIME SERVED          PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
--------------------   -------------   ----------------   --------------------------------------------------------

Thomas J. Fuccillo     Secretary       Since 2004         Vice President, Senior Fund Attorney, Allianz Global
 Age: 36                                                  Investors of America L.P. (since 2004); Secretary,
                                                          PIMCO Municipal Income Fund, PIMCO California
                                                          Municipal Income Fund, PIMCO New York Municipal
                                                          Income Fund, PIMCO Municipal Income Fund II,
                                                          PIMCO California Municipal Income Fund II, PIMCO
                                                          New York Municipal Income Fund II, PIMCO Municipal
                                                          Income Fund III, PIMCO California Municipal Income
                                                          Fund III, PIMCO New York Municipal Income Fund III,
                                                          PIMCO Corporate Income Fund, PIMCO Corporate
                                                          Opportunity Fund, Nicholas-Applegate Convertible &
                                                          Income Fund, PIMCO High Income Fund,
                                                          Nicholas-Applegate Convertible & Income Fund II,
                                                          PIMCO Floating Rate Income Fund, PIMCO Floating
                                                          Rate Strategy Fund, Fixed Income SHares and PIMCO
                                                          Advisors VIT. Formerly, Vice President, Associate
                                                          General Counsel, Neuberger Berman, LLC
                                                          (1991-2004).

Jennifer Patula        Assistant       Since 2004         Fund Administrator, Allianz Global Investors of America
 Age: 26               Secretary                          L.P. Assistant Secretary, PIMCO Municipal Income
                                                          Fund, PIMCO California Municipal Income Fund,
                                                          PIMCO New York Municipal Income Fund, PIMCO
                                                          Municipal Income Fund II, PIMCO California Municipal
                                                          Income Fund II, PIMCO New York Municipal Income
                                                          Fund II, PIMCO Municipal Income Fund III, PIMCO
                                                          California Municipal Income Fund III, PIMCO New York
                                                          Municipal Income Fund III, PIMCO Corporate Income
                                                          Fund, PIMCO Corporate Opportunity Fund,
                                                          Nicholas-Applegate Convertible & Income Fund,
                                                          PIMCO High Income Fund, Nicholas-Applegate
                                                          Convertible & Income Fund II, PIMCO Floating Rate
                                                          Income Fund, PIMCO Floating Rate Strategy Fund,
                                                          Fixed Income SHares and PIMCO Advisors VIT.

----------
+     Pursuant to the Fund's By-laws, each officer shall be elected by the
      Board of Directors each year to hold office until the meeting of the
      Board following the next annual meeting of the stockholders and until his successor shall have been duly elected and shall have qualified, or until his death, or until he shall have resigned or have been removed.

     INVESTMENT MANAGER AND INVESTMENT ADVISER. The Investment Manager, located at 1345 Avenue of the Americas, New York, New York 10105, is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and its business affairs and other administrative matters. The Investment Manager retains its affiliate, OpCap, as investment adviser to manage the Fund's investments. OpCap is located at 1345 Avenue of the Americas, New York, New York 10105. The Investment Manager and the
Investment Adviser are each majority-owned indirect subsidiaries of Allianz AG, a publicly traded German insurance and financial services company.

     REGULATORY AND LITIGATION MATTERS. On September 13, 2004, the SEC
announced that the Investment Manager and certain of its affiliates had agreed to a settlement of charges that they and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of certain open-end investment companies ("open-end funds") advised or distributed by the Investment Manager and certain of its affiliates. In their settlement with the SEC, the Investment Manager and its affiliates consented to the entry of an order by

                                       11

the SEC and, without admitting or denying the findings contained in the order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, the Investment Manager and its affiliates agreed to pay civil money penalties in the aggregate amount of
$40 million and to pay disgorgement in the amount of $10 million, for an aggregate payment of $50 million. In connection with the settlement, the
Investment Manager and its affiliates have been dismissed from the related complaint the SEC filed on May 6, 2004 in the U.S. District Court in the
Southern District of New York. Neither the complaint nor the order alleges any inappropriate activity took place with respect to the Fund.

     In a related action on June 1, 2004, the Attorney General of the State of
New Jersey ("NJAG") announced that it had entered into a settlement agreement with AGI (formerly, Allianz Dresdner Asset Management of America L.P.), an
indirect parent of the Investment Manager, and certain other affiliates of the
Investment Manager, in connection with a complaint filed by the NJAG on
February 17, 2004. In the settlement, AGI and other named affiliates neither admitted nor denied the allegations or conclusions of law, but did agree to pay
New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the settlement contained allegations arising out of the same matters that were the subject of the SEC order regarding market-timing described above and does not allege any inappropriate activity took place with respect to the Fund.

     On September 15, 2004, the SEC announced that the Investment Manager and certain of its affiliates had agreed to settle an enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of trustees and shareholders of various open-end funds advised or distributed by the Investment Manager and its affiliates material facts and conflicts of interest that arose from their use of brokerage commissions on portfolio transactions to pay for so-called "shelf space" arrangements with certain broker-dealers. In their settlement with the
SEC, the Investment Manager and its affiliates consented to the entry of an order by the SEC without admitting or denying the findings contained in the order. In connection with the settlement, the Investment Manager and its affiliates agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, the Investment
Manager and these affiliates agreed to pay a civil money penalty of $5 million and to pay disgorgement of approximately $6.6 million based upon the aggregate amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these shelf-space arrangements (and related interest).
In a related action, the California Attorney General announced on September 15,
2004 that it had entered into an agreement with an affiliate of the Investment
Manager in resolution of an investigation into matters that are similar to those discussed in the SEC order. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney
General in the Superior Court of the State of California alleging, among other things, that this affiliate violated certain antifraud provisions of California law by failing to disclose matters related to the shelf-space arrangements described above. In the settlement agreement, the affiliate did not admit to any liability but agreed to pay $5 million in civil penalties and $4 million in recognition of the California Attorney General's fees and costs associated with the

                                       12

investigation and related matters. Neither the SEC order nor the California
Attorney General's complaint alleges any inappropriate activity took place with respect to the Fund.

     Since February 2004, the Investment Manager, the Investment Adviser and
certain of their affiliates and employees have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the
Southern District of New York, the Central District of California and the
Districts of New Jersey and Connecticut. Ten of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; the
remaining four lawsuits concern "revenue sharing" with brokers offering "shelf space" and have been consolidated into a single action in the U.S. District
Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated funds during specified periods or as derivative actions on behalf of the funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Investment
Manager believes that other similar lawsuits may be filed in federal or state courts naming as defendants the Investment Manager, the Investment Adviser,
AGI, the Fund, other open- and closed-end funds advised or distributed by the
Investment Manager and/or its affiliates, the boards of trustees/directors of those funds, and/or other affiliates and their employees.

     Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the
Investment Manager, the Investment Adviser, AGI and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the
SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the New Jersey settlement described above under Section 9(a), the Investment Manager, the
Investment Adviser, and certain of their affiliates (together, the
"Applicants") have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

     In addition, it is possible that these matters and/or other developments resulting from these matters could lead to a decrease in the market price of the Fund's shares or other adverse consequences to the Fund and its shareholders. However, the Investment Manager and the Investment Adviser
believe that these matters are not likely to have a material adverse effect on the Fund or on the Investment Manager's or the Investment Adviser's ability to perform its respective investment advisory services relating to the Fund.

     The foregoing speaks only as of the date of this Proxy Statement. There may be additional litigation or regulatory developments in connection with the matters discussed above.

                                       13

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Audit Committee of the
Fund's Board unanimously selected PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm for the current fiscal year ending October 31, 2005. PwC served as the independent registered public accounting firm of the Fund for the last fiscal year and also serves as the independent registered public accounting firm of various other investment companies for which PAFM serves as investment adviser. PwC is located at 300
Madison Avenue, New York, New York 10017. The Fund knows of no direct financial or material indirect financial interest of PwC in the Fund.

     A representative of PwC, if requested by any Stockholder, will be present via telephone at the Meeting to respond to appropriate questions from
Stockholders and will have an opportunity to make a statement if he or she chooses to do so.

     The Audit Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the
Fund's independent registered public accounting firm. Under the policies, on an annual basis, the Audit Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund. The President of the Fund also pre-approves any permitted non-audit services to be provided to the Fund.

     In addition, the Audit Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to PAFM, OpCap and any entity controlling, controlled by, or under common control with PAFM or OpCap that provides ongoing services to the Fund (together, the "Accounting Affiliates"), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the
Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

     The Audit Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The
Chairman of the Audit Committee (or any other member of the Committee to whom this responsibility has been delegated) may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by the Chairman
(or other delegate) is reported to the full Audit Committee at its next regularly scheduled meeting.

     The pre-approval policies provide for waivers of the requirement that the
Audit Committee pre-approve permitted non-audit services provided to the Fund or its Accounting Affiliates pursuant to de minimis exceptions described in
Section 10A of the Exchange Act and applicable regulations (referred to herein as the "de minimis exception").

     Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For the Fund's previous two fiscal years, the Audit Fees billed by PwC are shown in the table below:

                                       14

FISCAL YEAR ENDED              AUDIT FEES
---------------------------   ------------

  October 31, 2004               $33,000
  October 31, 2003               $30,750

     Audit-Related Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees" above, including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred
Stock), attestation reports and comfort letters. The table below shows, for the
Fund's previous two fiscal years, the Audit-Related Fees billed by PwC to the
Fund and the Audit-Related Fees billed by PwC to the Fund's Accounting
Affiliates for audit-related services related directly to the operations and financial reporting of the Fund:

                                      FISCAL YEAR ENDED     AUDIT-RELATED FEES
                                     -------------------   -------------------

   Fund                              October 31, 2004            $21,000
   Accounting Affiliates of Fund     October 31, 2004            $     0
   Fund                              October 31, 2003            $15,250
   Accounting Affiliates of Fund     October 31, 2003            $     0

     Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for the Fund's previous two fiscal years, the Tax Fees billed by PwC to the Fund and the Tax Fees billed by PwC to the Fund's Accounting Affiliates for tax services related directly to the operations and financial reporting of the Fund:

                                      FISCAL YEAR ENDED     TAX FEES
                                     -------------------   ---------

   Fund                              October 31, 2004       $5,400
   Accounting Affiliates of Fund     October 31, 2004       $    0
   Fund                              October 31, 2003       $5,000
   Accounting Affiliates of Fund     October 31. 2003       $    0

     All Other Fees. All Other Fees are fees related to services other than those reported above under "Audit Fees," "Audit-Related Fees" and "Tax Fees."
For each Fund's last two fiscal years, no such fees were billed by PwC to the
Funds and no such fees were billed by PwC to the Fund's Accounting Affiliates for such services that were related directly to the operations and financial reporting of the Fund.

     During the periods indicated in the tables above, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception.

     Aggregate Non-Audit Fees. The aggregate non-audit fees billed by PwC, for the Fund's previous two fiscal years, for services rendered to the Fund and the
Fund's Accounting Affiliates are shown in the table below:

                                       15

                         NON-AUDIT         NON-AUDIT FEES FOR        AGGREGATE
FISCAL YEAR ENDED      FEES FOR FUND     ACCOUNTING AFFILIATES     NON-AUDIT FEES
-------------------   ---------------   -----------------------   ---------------

October 31, 2004          $26,400              $2,958,153            $2,984,553
October 31, 2003          $20,250              $2,506,806            $2,527,056

     The Fund's Audit Committee has determined that the provision by PwC of non-audit services to the Fund's Accounting Affiliates that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Fund) were compatible with maintaining the independence of PwC as the Fund's independent registered public accounting firm. Please see the Report of the Audit Oversight Committee in
Exhibit A to this proxy statement.

                                OTHER BUSINESS

     As of the date of this Proxy Statement, the Fund's officers and the
Investment Manager know of no business to come before the Annual Meeting other than as set forth in the Notice. If any other business is properly brought before the Annual Meeting, or any adjournment thereof, the persons named as proxies will vote in their sole discretion.

                            REPORTS TO STOCKHOLDERS

     The Fund's 2004 Annual Report to Stockholders was mailed to Stockholders on or about December 28, 2004. Additional copies of the Annual Report and the
Fund's subsequent semi-annual report may be obtained without charge by calling the Fund's transfer agent at 1-800-331-1710 or by writing to the Fund at 2187
Atlantic Street, 7th Floor, Stamford, CT 06902.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's Annual Meeting of Stockholders to be held in 2006, must be received by the Fund (addressed to Municipal Advantage Fund Inc., 1345
Avenue of the Americas, New York, New York 10105) for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than October 27,
2005. The submission by a stockholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Stockholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund's Bylaws. Any stockholder who desires to bring a proposal at the Fund's 2006 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Municipal Advantage
Fund Inc., 1345 Avenue of the Americas, New York, New York 10105) during the thirty-day period from November 25, 2005 to December 24, 2005.

                                       16

                        EXPENSES OF PROXY SOLICITATION

     The solicitation will be by mail and the cost of soliciting proxies will be borne by the Fund. Certain officers of the Fund and certain officers and employees of the Investment Manager or its affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and personal interviews.

January 19, 2005

                                       17

                                                                      EXHIBIT A

                      REPORT OF AUDIT OVERSIGHT COMMITTEE

                         of the Board of Directors of
                  Municipal Advantage Fund Inc. (the "Fund")

                            Dated December 14, 2004

     The Audit Oversight Committee (the "Committee") oversees the Fund's financial reporting process on behalf of the Board of Directors of the Fund
(the "Board") and operates under a written Charter adopted by the Board. The
Committee meets with the Fund's management ("Management") and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee's and independent accountant's responsibilities, Management has advised that the Fund's financial statements for the fiscal year ended October 31, 2004 were prepared in conformity with the generally accepted accounting principles.

     The Committee has reviewed and discussed with Management and
PricewaterhouseCoopers LLP ("PwC"), the Fund's independent registered public accounting firm, the audited financial statements for the fiscal year ended
October 31, 2004. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61
requires independent auditors to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial of emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by Management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and 4) disagreements with
Management over the application of accounting principles and certain other matters.

     With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board
Standard No. 1 (requiring independent registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to their independence), and has discussed with PwC their independence.
The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to PA Fund Management LLC ("PAFM"), the Fund's investment manager, OpCap
Advisors LLC ("OpCap"), the Fund's investment adviser and any entity controlling, controlled by or under common control with PAFM or OpCap that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund's independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

     Based on the foregoing review and discussions, the Committee presents this
Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended October 31, 2004 be included in the Fund's Annual
Report to stockholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange,
and (3) PwC be reappointed as the Fund's independent registered public accounting firm for the fiscal year ending October 31, 2005.

Submitted by the Audit Committee of the Board of Directors:

Paul Belica
Robert E. Connor
Raymond D. Horton
Wendy W. Luers

                                      A-1

                                     PROXY
                          MUNICIPAL ADVANTAGE FUND INC.
                                  COMMON SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  STOCKHOLDERS TO BE HELD ON FEBRUARY 23, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned holder of common shares of Municipal Advantage Fund Inc., a
Maryland corporation (the "Fund"), hereby appoints Lawrence G. Altadonna, Thomas
J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the
Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at
9:00 a.m., Eastern Time, February 23, 2005 at the offices of PA Fund Management
LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any
postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF DIRECTORS.

     Please refer to the Proxy Statement for a discussion of the Election of
Directors.

--------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
         AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

----------------------------------     --------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Directors urges you to vote "FOR" the election of the Nominee.

I. Election of Director:

   (01) Paul Belica (Class II)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM THE
                NOMINEE   ---               ---  NOMINEE

--------------------------------------------------------------------------------
                          MUNICIPAL ADVANTAGE FUND INC.
--------------------------------------------------------------------------------

                                  COMMON SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment  [ ]
has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______

                                      PROXY
                          MUNICIPAL ADVANTAGE FUND INC.
                                PREFERRED SHARES

                 PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
                  STOCKHOLDERS TO BE HELD ON FEBRUARY 23, 2005

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND

The undersigned holder of preferred shares of Municipal Advantage Fund Inc., a
Maryland corporation (the "Fund"), hereby appoints Lawrence G. Altadonna, Thomas
J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the
Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at
9:00 a.m., Eastern Time, February 23, 2005 at the offices of PA Fund Management
LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any
postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE
UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND
WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT
MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT
THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS
THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY
THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF DIRECTORS.

      Please refer to the Proxy Statement for a discussion of the Election of
Directors.

--------------------------------------------------------------------------------
              PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
         AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

----------------------------------     ----------------------------------------

    Please mark
[X] votes as in
    this example.

Your Board of Directors urges you to vote "FOR" the election of all Nominees.

I. Election of Directors:

(01) Paul Belica (Class II)
(02) David C. Flattum (Class II)

                          ---               ---
                   FOR   |   |             |   | WITHHOLD
                   THE   |   |             |   | FROM ALL
                NOMINEES  ---               ---  NOMINEES

          ---
         |   |
         |   |
          ---  -------------------------------------------
                 For all Nominees except as noted above

--------------------------------------------------------------------------------
                          MUNICIPAL ADVANTAGE FUND INC.
--------------------------------------------------------------------------------
                                PREFERRED SHARES

II. To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment [ ]
has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                         Joint Owner
signature:____________ Date:______  (if any) signature:_____________ Date:______